As filed with the Securities and Exchange Commission on October 17, 2014.
===============================================================================


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


                        FIRST TRUST EXCHANGE-TRADED FUND
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

                        FIRST TRUST EXCHANGE-TRADED FUND

             FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

                       120 EAST LIBERTY DRIVE, SUITE 400
                            WHEATON, ILLINOIS 60187

                                October 17, 2014


Dear Shareholders:

      The accompanying materials relate to the Special Meeting of Shareholders (referred to as the "Meeting") of First Trust Value Line(R) Equity Allocation Index Fund (the "Fund"), a series of First Trust Exchange-Traded Fund (the "Trust"). The Meeting will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on December 8, 2014, at 12:00 noon Central Time.

      At the Meeting, you will be asked (1) to consider and vote on a proposal to approve a change to the Fund's investment objective that would result in the replacement of its current underlying index with a new underlying index, (2) to consider and vote on a proposal to change the classification of the Fund's investment objective from a "fundamental" investment policy to a "non-fundamental" investment policy and (3) to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof. The Board of Trustees of the Trust recommends that shareholders approve both proposals, which are described in the enclosed materials.

      YOUR VOTE IS IMPORTANT. Please take a moment now to vote, either by completing and returning your proxy card in the enclosed postage-paid return envelope, by telephone or over the Internet. Your prompt response will be much appreciated.

      We appreciate your participation in this important Meeting.

      Thank you.

                                              Sincerely,

                                              /s/ James A. Bowen

                                              James A. Bowen
                                              Chairman of the Board


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IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR HOW
TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, AST FUND SOLUTIONS, LLC, AT (877) 536-1555 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND

             FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

                     IMPORTANT INFORMATION FOR SHAREHOLDERS

      Shareholders of First Trust Value Line(R) Equity Allocation Index Fund (the "Fund"), a series of First Trust Exchange-Traded Fund (the "Trust"), are being asked to consider the following proposals:

            1. To approve a change to the Fund's investment objective that would replace its current underlying index, the "Value Line(R) Equity Allocation Index," with a new underlying index, the "NASDAQ AlphaDEX(R) Total US Market Index."

            2. To approve the reclassification of the Fund's investment objective from a "fundamental" investment policy to a "non-fundamental" investment policy.

      While we encourage you to read all of the proxy materials, you will find a brief overview of the proposals in the "Questions and Answers" ("Q&A") below. The Q&A contains limited information and should be read in conjunction with, and is qualified by reference to, the more detailed information contained elsewhere in the Proxy Statement.

QUESTIONS AND ANSWERS

Q.    WHEN WILL THE SPECIAL MEETING BE HELD? WHO CAN VOTE?

A. The special meeting will be held on December 8, 2014 at 12:00 noon Central Time at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. If you owned shares of the Fund at the close of business on September 29, 2014, you are entitled to vote, even if you later sold the shares.

Q.    WHAT IS THE PROPOSED CHANGE TO THE FUND'S INVESTMENT OBJECTIVE?

A. The Fund is an index-based exchange-traded fund and, as such, it tracks a specified index. Currently, the Fund's investment objective is to seek "investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Equity Allocation Index" and the Fund pursues its investment objective by normally investing at least 90% of its net assets plus the amount of any borrowings for investment purposes in common stocks that comprise such index. If approved by shareholders, the Fund's new investment objective will be to seek "investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Total US Market Index."

Q.    WHY IS THE CHANGE TO THE FUND'S INVESTMENT OBJECTIVE BEING PROPOSED?

A. Since the Fund's inception, it has underperformed its benchmark, the Russell 3000(R) Index, and has experienced, on an ongoing basis, thin trading activity and declines in its shares outstanding. To address these issues, First Trust Advisors L.P., the Fund's investment adviser (the "Advisor"), is recommending that the Fund's investment objective be changed to permit it to track a new index. The Advisor believes that changing the Fund's underlying index (and, accordingly, its investment objective) may lead to improvements in the Fund's performance and trading activity, as well as growth in the Fund's assets. Additionally, the Advisor believes that it is possible that the Fund may benefit from potential cost savings in the future in light of the effect that replacing the index may have on certain related fees. Of course, no assurance can be given that the proposed change will achieve any of these desired results. The Trust's Board of Trustees (the "Board") has approved the change and recommends that shareholders approve the proposal to change the Fund's investment objective.

Q. WILL THE FUND'S NAME AND TICKER SYMBOL CHANGE IF THE FUND'S INVESTMENT OBJECTIVE IS CHANGED AS PROPOSED?

A. Yes. If the proposal is approved, to reflect its new underlying index, the name of the Fund will be changed to the First Trust Total US Market AlphaDEX(R) ETF. In addition, the Fund's shares, which are currently listed and traded on NYSE Arca, Inc. under the ticker symbol "FVI", will be listed and traded on The NASDAQ Stock Market LLC under the ticker symbol "TUSA."

Q.    HOW WILL CHANGING THE INVESTMENT OBJECTIVE AFFECT THE FUND'S INVESTMENTS?

A. The Fund normally invests at least 90% of its net assets plus the amount of any borrowings for investment purposes in common stocks that comprise its underlying index. Changing the investment objective will change the index that the Fund tracks and, therefore, the securities in which it invests. As described in the Proxy Statement, the current and proposed indexes share certain similarities -- both are equity indexes that, in general terms, provide broad U.S. exposure, include stocks from companies of all market capitalization levels, incorporate daily trading volume criteria, and focus on growth and value and the potential for capital appreciation. Additionally, as of their most recent rebalance dates, both indexes included stocks of companies from various market sectors and emphasized, in particular, allocations to the consumer discretionary, financials, energy, industrials and information technology sectors (although sector allocations are subject to change on an index's rebalance date). Accordingly, the Fund would continue to invest in U.S. equity securities issued by large-cap, mid-cap and small-cap companies from various market sectors. Each index, however, employs a distinct methodology. As discussed in the Proxy Statement, these methodologies differ in various ways, including with respect to how stocks are selected for the index and weighted in relation to other stocks, and how frequently the index is rebalanced and reconstituted and changes thereto are effected. Moreover, the proposed index is comprised of significantly more stocks than the current index, which means that the Fund would be expected to invest in a significantly greater number of stocks.

Q. WILL THE CHANGE TO THE FUND'S INVESTMENT OBJECTIVE RESULT IN ANY CHANGES TO THE FEES AND EXPENSES PAID BY THE FUND OR ITS SHAREHOLDERS?

A. Yes. As described in more detail in the Proxy Statement, assuming the Fund's current asset level, and taking into account decreases and increases in certain specific fees that will occur in light of the change to the proposed index, it is anticipated that, initially, the Fund's total annual fund operating expenses (before fee waivers and expense reimbursements) will, in the aggregate, decrease (but will still exceed the current expense cap). You should be aware, however, that the rate of the management fees that the Fund pays to the Advisor will not change. In addition, in light of the additional efforts that are expected to be required to effect more complex creation and redemption transactions given that the Fund is expected to invest in significantly more securities, the Fund's standard "transaction fees" (which are typical for exchange-traded funds), imposed to create and redeem "creation units" (i.e, blocks of 50,000 of the Fund's shares) will increase from the current amount, which is $1,000, to $1,500. These fees are paid to the Fund's custodian by "authorized participants" (i.e., broker-dealers and large institutional investors that have entered into "participation agreements" with First Trust Portfolios L.P., the Fund's principal underwriter, authorizing them to purchase and redeem shares directly from the Fund). They are then passed along to investors buying and selling shares in the secondary market as a component of the "bid-ask spread." As described in more detail in the Proxy Statement, the bid-ask spread is one of the costs that investors incur when they buy or sell shares of an exchange-traded fund and is built into the market price of the shares. Accordingly, higher standard transaction fees may cause the Fund's investors to incur higher bid-ask spreads.

Q. WHY AM I BEING ASKED TO APPROVE THE RECLASSIFICATION OF THE INVESTMENT OBJECTIVE FROM A "FUNDAMENTAL" INVESTMENT POLICY TO A "NON-FUNDAMENTAL" INVESTMENT POLICY?

A. In order to enhance the Fund's flexibility, shareholders are also being asked to approve the reclassification of the Fund's investment objective from "fundamental" to "non-fundamental," which means that the Board will be able to change the Fund's investment objective (e.g., its underlying index) in the future without shareholder approval. This would permit the Board to change the investment objective if the Board believes it is in the best interests of the Fund, including in any instance where the license agreement to use the new index is terminated and, therefore, shareholders would no longer have input on any decision to change the Fund's investment objective. The Fund, however, would notify shareholders at least 60 days before implementing changes to the investment objective. Reclassifying the Fund's investment objective as a "non-fundamental" investment policy would make it consistent with the investment objectives of most of the other index-based exchange-traded funds in the First Trust fund complex.

Q.    HOW DOES THE BOARD RECOMMEND THAT SHAREHOLDERS VOTE ON THE PROPOSALS?

A. At a meeting held on September 15, 2014, the Board unanimously approved and recommended that shareholders vote "FOR" the proposals. If your properly executed proxy card is returned without instructions, the representatives holding proxies will vote for the proposals in accordance with the recommendation of the Board.

Q.    WHAT HAPPENS IF A PROPOSAL IS NOT APPROVED?

A. If only one proposal is approved by the shareholders of the Fund, the Fund will implement the proposal that was approved. The approval of one proposal is not contingent upon the approval of the other proposal. If the proposal to change the Fund's investment objective is not approved by the Fund's shareholders, then the Fund's current underlying index will not be replaced with the proposed index and the Board will consider all alternatives available to the Fund and will take such action as it deems necessary and in the best interests of the Fund. If the proposal to change the classification of the Fund's investment objective from a fundamental investment policy to a non-fundamental investment policy is not approved by shareholders, then the Fund's investment objective will continue to be classified as a fundamental investment policy.

Q.    MY HOLDINGS IN THE FUND ARE SMALL. WHY SHOULD I VOTE?

A. Your vote makes a difference. If enough shareholders do not vote their proxies, the Fund may not receive sufficient votes to go forward with the special meeting. This means that additional costs will be incurred to solicit votes to determine the outcome of the proposals.

Q.    HOW DO I CAST MY VOTE?

A. You may vote over the Internet, by phone, by mail or in person at the special meeting. To vote over the Internet or by phone, please follow the directions on your proxy card. To vote by mail, please complete, sign and send the enclosed proxy card in the enclosed postage-paid envelope. You also may vote in person at the special meeting.

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING. IN ORDER TO AVOID DELAY AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, AST FUND SOLUTIONS, LLC, AT (877) 536-1555 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND

             FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

                       120 EAST LIBERTY DRIVE, SUITE 400
                            WHEATON, ILLINOIS 60187


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 8, 2014

October 17, 2014

To the Shareholders of First Trust Value Line(R) Equity Allocation Index Fund:

      Notice is hereby given that a Special Meeting of Shareholders (referred to as the "Meeting") of First Trust Value Line(R) Equity Allocation Index Fund (the "Fund"), a series of First Trust Exchange-Traded Fund, a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, December 8, 2014, at 12:00 noon Central Time, for the following purposes:

            1. To approve changing the Fund's investment objective from one that "seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Equity Allocation Index" to one that "seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Total US Market Index."

            2. To approve the reclassification of the Fund's investment objective from a "fundamental" investment policy to a "non-fundamental" investment policy.

            3. To transact such other business as may properly come before the Meeting (including any adjournments or postponements).

      The close of business on September 29, 2014 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

                                             By Order of the Board of Trustees,

                                             /s/ W. Scott Jardine

                                             W. Scott Jardine
                                             Secretary

                        FIRST TRUST EXCHANGE-TRADED FUND

             FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 8, 2014

                       120 EAST LIBERTY DRIVE, SUITE 400
                            WHEATON, ILLINOIS 60187


                                PROXY STATEMENT

                                OCTOBER 17, 2014

      THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD WILL FIRST BE MAILED TO SHAREHOLDERS ON OR ABOUT OCTOBER 24, 2014.

      This Proxy Statement is being furnished by the Board of Trustees (the "Board") of First Trust Exchange-Traded Fund, a Massachusetts business trust (the "Trust"), in connection with the solicitation by the Board of proxies to be voted at a special meeting of the shareholders of First Trust Value Line(R) Equity Allocation Index Fund (the "Fund"), a series of the Trust, that will be held at 12:00 noon Central Time on December 8, 2014, at the offices of First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and at any and all adjournments or postponements thereof (referred to collectively as the "Meeting"). A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.

      IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 8, 2014. THIS PROXY STATEMENT IS AVAILABLE ON THE INTERNET AT:
HTTP://WWW.FTPORTFOLIOS.COM/LOADCONTENT/8YHDCC3TGC. THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE ALSO AVAILABLE ON THE INTERNET AT:
HTTP://WWW.FTPORTFOLIOS.COM/RETAIL/ETF/ETFFUNDNEWS.ASPX?TICKER=FVI. THE FUND
WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY SHAREHOLDER UPON REQUEST. TO REQUEST A COPY, PLEASE WRITE TO FIRST TRUST ADVISORS L.P. AT 120 EAST LIBERTY DRIVE, SUITE 400, WHEATON, ILLINOIS 60187, OR CALL (800) 621-1675.

      YOU MAY CALL (800) 621-1675 FOR INFORMATION ON HOW TO OBTAIN DIRECTIONS TO BE ABLE TO ATTEND THE MEETING AND VOTE IN PERSON.

                               TABLE OF CONTENTS

SECTION                             HEADING                                 PAGE

SUMMARY OF PURPOSE OF THE MEETING AND VOTING...................................3

       Purpose of the Meeting..................................................3
       Required Vote...........................................................3
       How to Vote.............................................................3

PROPOSAL 1: CHANGE TO INVESTMENT OBJECTIVE.....................................4

PROPOSAL 2: RECLASSIFICATION OF THE FUND'S INVESTMENT OBJECTIVE
            FROM A FUNDAMENTAL INVESTMENT POLICY TO A NON-FUNDAMENTAL
            INVESTMENT POLICY.................................................15

OTHER INFORMATION.............................................................16

       General Information....................................................16
       Date, Time and Place of the Meeting....................................16
       Use and Revocation of Proxies..........................................16
       Voting Rights and Required Votes.......................................16
       Shares Outstanding.....................................................17
       Share Ownership of Certain Beneficial Owners...........................18
       Share Ownership of Trustees and Officers...............................19
       Service Providers......................................................19
       Delivery of Certain Documents..........................................19
       Submission of Shareholder Proposals....................................20

OTHER MATTERS TO COME BEFORE THE MEETING......................................20

                  SUMMARY OF PURPOSE OF THE MEETING AND VOTING

      The following is a summary of certain information set forth in this Proxy Statement. This summary is qualified in its entirety by reference to the information contained elsewhere in this Proxy Statement.

PURPOSE OF THE MEETING

      The purpose of the Meeting is to consider and vote on the following proposals (each, a "Proposal" and collectively, the "Proposals"):

      1. To approve changing the Fund's investment objective from one that "seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Equity Allocation Index" to one that "seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Total US Market Index."

      2. To approve the reclassification of the Fund's investment objective from a "fundamental" investment policy to a "non-fundamental" investment policy.

      In addition, such other business (if any) as may properly come before the Meeting will be transacted.

--------------------------------------------------------------------------------

REQUIRED VOTE

      To become effective, each Proposal must be approved by a vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. For purposes of determining the approval of a Proposal, abstentions and broker non-votes will have the effect of a vote against the Proposal.

--------------------------------------------------------------------------------

HOW TO VOTE

      Shareholders may vote by telephone or over the Internet by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the Meeting.

        THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH PROPOSAL.

                   PROPOSAL 1: CHANGE TO INVESTMENT OBJECTIVE

      Background and Reason for Vote

      The Fund's current investment objective, which is a fundamental investment policy (i.e., requires shareholder approval to be changed), is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Equity Allocation Index (the "Current Index"). At the recommendation of First Trust Advisors L.P., the Fund's investment adviser (the "Advisor"), the Board has unanimously approved, and recommends that shareholders approve, a change to the Fund's investment objective that would replace the Current Index with the NASDAQ AlphaDEX(R) Total US Market Index (the "Proposed Index"), a newly created equity index described in further detail below under "Additional Information Regarding the Proposed Index and Impact on Fund Investments."

      Currently, to pursue its investment objective, the Fund normally invests at least 90% of its net assets plus the amount of any borrowings for investment purposes in common stocks that comprise the Current Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Current Index. In this regard, the Fund generally invests in all of the securities comprising the Current Index, in proportion to their weightings in such Index.

      Since its inception in 2006, the Fund has consistently underperformed the Russell 3000(R) Index, its benchmark index. In addition, for the past seven calendar years, the Fund has exhibited, on an ongoing basis, thin trading activity and declines in its shares outstanding. The Advisor believes that the Fund's underperformance relative to its benchmark has contributed to its thin trading activity and ongoing decline in shares outstanding, and that the Fund and its shareholders may benefit if the Current Index is replaced with the Proposed Index. Accordingly, at a meeting held on September 15, 2014 (the "Board Meeting"), the Advisor recommended that the Board approve changing the Fund's investment objective to one that seeks investment results that track the Proposed Index. To support its recommendation, the Advisor prepared, and provided to the Board, materials pertaining to the Proposed Index, including, among other things, information about its methodology, expected component securities and sector allocations, hypothetical performance data, and information outlining the expected impact that implementing the Proposed Index would have on the Fund's fees and expenses at various asset levels.

      If the Proposed Index is implemented, then the Fund will normally invest at least 90% of its net assets plus the amount of any borrowings for investment purposes in common stocks that comprise the Proposed Index, and will generally invest in all of the securities comprising the Proposed Index in proportion to their weightings in such Index. Although it is impossible to predict the future, based on its analysis, the Advisor believes that replacing the Current Index with the Proposed Index may cause the Fund's performance to improve, which, over time, may generate increased trading activity and growth in the Fund's assets and shares outstanding. Of course, no assurance can be provided that implementing the Proposed Index will lead to improvements in the Fund's performance or that any of the other desired results will be achieved.

      In addition to the potential benefits described above, the Advisor believes that replacing the Current Index with the Proposed Index may, over time, benefit shareholders from a cost perspective in light of differences in license fees. While the license fee for the Current Index is 0.15% of the Fund's net assets, the license fee for the Proposed Index would be comprised of a fixed component equal to $7,500 plus a variable component equal to 0.01% of the Fund's net assets. Although initially, based on the Fund's current asset levels, the Fund would not benefit from the new license fee (which, initially, would increase), assuming that the Fund experiences growth in its assets over time, the Fund may benefit from potential cost savings in the future, to the extent the Fund's expense ratio becomes lower than the then-current expense cap limitation agreed to by the Advisor. Of course, no assurance can be provided that, if the Proposal is approved, the Fund's assets will increase in the future or that the Fund will realize any cost savings based on the license fee for the Proposed Index. (See "Additional Information Regarding the Impact of the Proposal on the Fund's Expenses and Standard Transaction Fees" below.)

      In addition to the change to the Fund's investment objective, at the Board Meeting, the Advisor also recommended to the Board, and the Board approved, certain additional changes that are expected to be implemented if the Proposal is approved by shareholders. First, the Fund's name will be changed to reflect the Proposed Index. Second, to be consistent with other index-based funds in the First Trust fund complex for which The NASDAQ OMX Group, Inc. ("NASDAQ Group") is the index provider, the primary listing exchange for the Fund's shares will be changed from NYSE Arca, Inc. ("NYSE Arca") to The NASDAQ Stock Market LLC ("NASDAQ") and the Fund's ticker symbol will change from "FVI" to "TUSA."

      As a result of the change to NASDAQ, certain related fees paid by the Fund, described briefly below, will change. These include the following:

      o The fee paid by the Fund to list its shares on a national securities exchange (the "listing fee"). Currently, the Fund pays the listing fee to NYSE Arca; however, if the Proposal is approved, the listing fee will be paid to NASDAQ and is initially expected to decrease.

      o The fee paid by the Fund to an "index calculation agent" for the management of the day-to-day operations of the Current Index, including calculating the value of such Index at regular intervals, widely disseminating the Index values at regular intervals and tracking corporate actions resulting in Index adjustments (the "index calculation fee"). Currently, the Fund pays the index calculation fee to NYSE Arca for serving as index calculation agent; however, if the Proposal is approved, then NASDAQ will perform the functions of the index calculation agent, but it will not impose a separate fee for serving as such and the index calculation fee will be eliminated.

       Assuming the Fund's current asset level, taking into account the fee changes described above, it is anticipated that, initially, the Fund's total annual fund operating expenses (before fee waivers and expense reimbursements) will, in the aggregate, decrease (but will still exceed the Fund's current expense cap). (See "Additional Information Regarding the Impact of the Proposal on the Fund's Expenses and Standard Transaction Fees" below.)

      Finally, if the Proposal is approved, then the Fund's standard "transaction fees" (which are typical for exchange-traded funds ("ETFs")), imposed to create and redeem "creation units" (blocks of 50,000 shares) will increase. As described in the Fund's prospectus, the Fund's creation units are issued and redeemed "in kind" for securities in which the Fund invests and/or cash. If the Proposal is approved and the Fund invests in the component securities of the Proposed Index, the number of securities in which the Fund is expected to invest would significantly increase. Therefore, in light of the additional efforts that are expected to be required to effect more complex creation and redemption transactions, the standard transaction fees would be raised from the current amount, which is $1,000, to $1,500. Standard transaction fees are paid to The Bank of New York Mellon Corporation, the Fund's custodian (the "Custodian"), by "authorized participants" (i.e., broker-dealers and large institutional investors that have entered into "participation agreements" with First Trust Portfolios L.P., the Fund's principal underwriter, authorizing them to purchase and redeem shares directly from the Fund) ("Authorized Participants"), and are then passed along to investors buying and selling shares in the secondary market as a component of the "bid-ask spread." As described in more detail below, the bid-ask spread, which is built into the market price of an ETF's shares, is one of the costs that investors incur when they buy or sell shares of an ETF. Accordingly, higher standard transaction fees may cause the Fund's investors to incur higher bid-ask spreads. (See "Additional Information Regarding the Impact of the Proposal on the Fund's Expenses and Standard Transaction Fees" below.)

      Summarized in the following table are the proposed change to the Fund's investment objective and the additional related changes that are contemplated if the Proposal is approved by shareholders.

------------------------------- ---------------------------------------- ------------------------------------------
                                CURRENT                                  IF PROPOSAL IS APPROVED BY SHAREHOLDERS
------------------------------- ---------------------------------------- ------------------------------------------
Fund Name                       First Trust Value Line(R) Equity         First Trust Total US Market AlphaDEX(R)
                                Allocation Index Fund                    ETF
------------------------------- ---------------------------------------- ------------------------------------------
Listing Exchange                NYSE Arca                                NASDAQ
------------------------------- ---------------------------------------- ------------------------------------------
Ticker Symbol                   FVI                                      TUSA
------------------------------- ---------------------------------------- ------------------------------------------


                                      -6-


------------------------------- ---------------------------------------- ------------------------------------------
                                CURRENT                                  IF PROPOSAL IS APPROVED BY SHAREHOLDERS
------------------------------- ---------------------------------------- ------------------------------------------
Index Provider                  Value Line(R) Publishing, Inc. ("Value   NASDAQ Group
                                Line")
                                                                         "AlphaDEX(R)" is a registered trademark of
                                                                         First Trust Portfolios L.P. ("FTP"), the
                                                                         Fund's principal underwriter.  FTP has
                                                                         licensed to the NASDAQ Group, free of
                                                                         charge, the right to use certain
                                                                         intellectual property owned by FTP,
                                                                         including the AlphaDEX(R) trademark and the
                                                                         AlphaDEX(R) stock selection method, in
                                                                         connection with the creation of the
                                                                         Proposed Index.  FTP has received a
                                                                         patent on the AlphaDEX(R) stock selection
                                                                         method from the United States Patent and
                                                                         Trademark Office.

                                                                         Notwithstanding the license referenced
                                                                         above, the NASDAQ Group is solely
                                                                         responsible for the creation, compilation
                                                                         and administration of the Proposed Index
                                                                         and has the exclusive right to determine
                                                                         the stocks included in the Proposed Index
                                                                         and its methodology.
------------------------------- ---------------------------------------- ------------------------------------------
Investment Objective            To seek investment results that          To seek investment results that
                                correspond generally to the price and    correspond generally to the price and
                                yield (before the Fund's fees and        yield (before the Fund's fees and
                                expenses) of an equity index called the  expenses) of an equity index called the
                                Value Line(R) Equity Allocation Index    NASDAQ AlphaDEX(R) Total US Market Index
------------------------------- ---------------------------------------- ------------------------------------------
Annual License Fee              0.15% of the Fund's net assets           $7,500 plus 0.01% of the Fund's net
                                                                         assets
------------------------------- ---------------------------------------- ------------------------------------------
Annual Listing Fee              $5,000 (based on shares of the Fund      $23 (allocated to the Fund based on its
                                currently outstanding)                   current allocable percent of aggregate
                                                                         shares outstanding in the First Trust fund
                                                                         complex that are listed on NASDAQ)
------------------------------- ---------------------------------------- ------------------------------------------
Annual Index Calculation Fee    $15,000                                  $0
------------------------------- ---------------------------------------- ------------------------------------------
Standard Creation/              $1,000 (as of September 15, 2014)        $1,500 (flat fee)
Redemption Fee                  (based on number of securities in a
                                creation unit)
------------------------------- ---------------------------------------- ------------------------------------------

Additional Information Regarding the Proposed Index and Impact on Fund
Investments

      As described above, the Fund normally invests at least 90% of its net assets plus the amount of any borrowings for investment purposes in common stocks that comprise its underlying index. Changing the investment objective will change the index that the Fund tracks and, therefore, the securities in which it invests. The Current Index and the Proposed Index share certain similarities -- both are equity indexes that, in general terms, provide broad U.S. exposure, include stocks from companies of all market capitalization levels, incorporate daily trading volume criteria and focus on growth and value and the potential for capital appreciation. Additionally, as of their most recent rebalance dates, both indexes included stocks of companies from various market sectors and emphasized, in particular, allocations to the consumer discretionary, financials, energy, industrials and information technology sectors (although sector allocations are subject to change on an index's rebalance date). Accordingly, if shareholders approve the Proposal, the Fund would continue to invest in stocks issued by large-cap, mid-cap and small-cap companies from various market sectors, and, therefore, the principal investment risks associated with an investment in the Fund are not expected to significantly change.

      As indicated below, the methodologies for the Proposed Index and Current Index differ in certain ways, including with respect to (i) how the eligible universe of stocks is constructed; (ii) how stocks are divided into market capitalization categories; (iii) how stocks are excluded from eligibility based on certain criteria, such as trading volume; (iv) how stocks are ranked using growth and value factors and how such factors are defined and implemented in the selection process; and (v) how stocks are weighted in the index. In particular, with respect to selection and weighting, the Current Index equally weights all of the stocks within each of the six "style classifications" described below (which include Large Cap Value, Mid Cap Value, Small Cap Value, Large Cap Growth, Mid Cap Growth and Small Cap Growth). In contrast, the Proposed Index separates stocks in each of the three portfolios described below (which include the US Large Cap Portfolio, US Mid Cap Portfolio and US Small Cap Portfolio) into quintiles based on their selection score; higher ranked quintiles are weighted more heavily, and stocks are equally weighted within each quintile. There are also differences in approaches to, and frequency of, rebalancing, reconstituting and effecting changes to, each index. Moreover, the Proposed Index is comprised of significantly more component securities than the Current Index, which means that the Fund would be expected to invest in a significantly greater number of stocks.

      Set forth below is a comparison of certain key features of the Current Index and the Proposed Index and their respective methodologies:

-------------------- -------------------------------------------- ------------------------------------------------
                     CURRENT INDEX                                PROPOSED INDEX
-------------------- -------------------------------------------- ------------------------------------------------
Brief Description    The Current Index is designed to             The Proposed Index is designed to objectively
                     objectively identify and select those        identify and select stocks across market
                     stocks from the Value Line universe across   capitalizations (including large-cap, mid-cap
                     market capitalizations and investment        and small-cap companies) that exhibit growth
                     styles for growth and value that appear to   and value factors and appear to have the
                     have the greatest potential for capital      greatest potential for capital appreciation.
                     appreciation.  The Current Index is a        The Proposed Index is a modified equal-dollar
                     modified equal-dollar weighted index         weighted index comprised of U.S.
                     comprised of U.S. exchange-listed            exchange-listed securities of companies with
                     securities of companies with capital         capital appreciation potential.
                     appreciation potential.
-------------------- -------------------------------------------- ------------------------------------------------
Inception Date       May 1, 2006                                  September 8, 2014
-------------------- -------------------------------------------- ------------------------------------------------
Description of       The Index begins with the Value Line         The methodology for the Proposed Index is based
Methodology          universe of approximately 1,700 stocks that  on three sub-portfolios: U.S. Large Cap
                     Value Line gives a "Timeliness" (i.e.,       Portfolio (50% of the total portfolio); U.S.
                     focusing on expected price performance for   Mid Cap Portfolio (30% of the total portfolio);


                                      -8-


-------------------- -------------------------------------------- ------------------------------------------------
                     CURRENT INDEX                                PROPOSED INDEX
-------------------- -------------------------------------------- ------------------------------------------------
                     the coming six to 12 months), "Safety"       and U.S. Small Cap Portfolio (20% of the total
                     (i.e., focusing on total risk), or           portfolio).  The foregoing ratios exist at the
                     "Technical"  (i.e., focusing on short-term   quarterly rebalance date and will change
                     (three- to six-month) future price returns)  thereafter.
                     ranking of #1 or #2 using the Value Line
                     Ranking Systems.  In each case, rankings     Each sub-portfolio is constructed by
                     vary from #1 (highest) to #5 (lowest).  All  implementing the following four steps.
                     registered investment companies, non-U.S.
                     securities not listed in the United States   Step 1 -- Universe:
                     and limited partnerships are removed from
                     the universe.                                For the US Large Cap Portfolio, start with all
                                                                  companies in the NASDAQ US Large Cap Index and
                     Capitalization Categories and Daily Trading  exclude stocks with an average daily dollar
                     Volume Criteria:                             volume over any rolling five-day period during
                                                                  the latest 60-day trading period of less than
                     The stocks are separated into large, mid     $500,000.
                     and small cap categories based on specified
                     capitalization ranges.  To determine a       For the US Mid Cap Portfolio, start with all
                     company's market capitalization category,    companies in the NASDAQ US Mid Cap Index and
                     the market capitalization of all the stocks  exclude stocks with an average daily dollar
                     listed on the New York Stock Exchange        volume over any rolling five-day period during
                     (subject to certain exceptions) are divided  the latest 60-day trading period of less than into various deciles.  Large capitalization  $500,000.
                     stocks are companies falling into deciles
                     1-2, mid-capitalization stocks are           For the US Small Cap Portfolio, start with all
                     companies in deciles 3-5 and small           companies in the NASDAQ US Small Cap Index and
                     capitalization stocks are companies in       exclude stocks with an average daily dollar
                     deciles 6-8.                                 volume over any rolling five-day period during
                                                                  the latest 60-day trading period of less than
                     Within the capitalization ranges described   $500,000.  Of the remaining stocks, the 1,000
                     above, stocks which do not meet certain      largest by market capitalization comprise the
                     daily trading volume amounts are             eligible universe.
                     eliminated.  For large capitalization
                     stocks, stocks with a three-month average    Step 2 -- Ranking:
                     daily trading volume of less than $5
                     million are eliminated.  For                 For each sub-portfolio, rank all remaining
                     mid-capitalization stocks, stocks with a     stocks in the universe on both growth and value
                     three-month average daily trading volume of  factors.  The five growth factors are 3, 6 and
                     less than $2 million are eliminated.         12 month price appreciation, sales to price and
                     Small-capitalization stocks with a           one-year sales growth.  The three value factors
                     three-month average daily trading volume of  are book value to price, cash flow to price and
                     less than $2 million are eliminated.         return on assets.  All stocks are ranked on the
                     Small-capitalization stocks with a market    sum of ranks for the growth factors and,
                     capitalization of less than $250 million or  separately, all stocks are ranked on the sum of
                     with a market capitalization of less than    ranks for the value factors.  A stock must have
                     $1 billion and a Timeliness ranking of #1    data for all growth and/or value factors to
                     also are eliminated.                         receive a rank for that style.

                     Growth and Value Universes:                  Step 3 -- Selection Scores:

                     The remaining stocks are then divided into   For each sub-portfolio, for all stocks NASDAQ
                     growth and value universes by reference to   Group classifies as growth, they receive the
                     the stock's price to book ratio.             growth rank from Step 2 as their selection
                     Accordingly, there are six style             score, and for all stocks NASDAQ Group
                     classifications:  Large Cap Value; Mid Cap   classifies as value, they receive the value
                     Value; Small Cap Value; Large Cap Growth;    rank from Step 2 as their selection score.
                     Mid Cap Growth; and Small Cap Growth.
                     Value Line determines the equity
                     allocations among the style
                     classifications.


                                      -9-


-------------------- -------------------------------------------- ------------------------------------------------
                     CURRENT INDEX                                PROPOSED INDEX
-------------------- -------------------------------------------- ------------------------------------------------
                     Ranking and Weighting:                       Step 4 -- Selection and Weighting:

                     The stocks in each style classification are  For the US Large Cap Portfolio, the top 200
                     then ranked using a three-factor model.      stocks based on the selection score determined
                     For growth portfolios, the three-factor      in Step 3 are selected for the portfolio.  For
                     model incorporates cash flow to price        the US Mid Cap Portfolio, the top 400 stocks
                     ratio, return on assets and the stock's      based on the selection score determined in Step
                     three-month price appreciation.  For value   3 are selected for the portfolio.  For the US
                     portfolios, the three-factor model           Small Cap Portfolio, the top 600 stocks based
                     incorporates the one-year change in return   on the selection score determined in Step 3 are
                     on assets, book to price ratio and the       selected for the portfolio.  Then, for each
                     stock's three-month price appreciation.      portfolio, the selected stocks are split into
                     The sum of the ranks of the three factors    quintiles based on their selection score.  The
                     is used to rank each stock.  Each factor is  top ranked quintile receives 5/15 (33.3%) of
                     equally weighted; however, in the event of   the portfolio weight with successive quintiles
                     a tie, the price appreciation factor will    receiving 4/15 (26.7%), 3/15 (20.0%), 2/15
                     be used as the tie breaker.  The 25 highest  (13.3%) and 1/15 (6.7%), respectively.  Stocks
                     ranked stocks (lowest total sum of ranks)    are equally weighted within each quintile.
                     in each of the six style classifications
                     are selected.  The stocks are equally
                     weighted within each classification.

                     Removal/Replacement of Securities

                     After the initial selection of securities,
                     on a weekly basis, stocks in the Index may
                     be removed and replaced based on certain
                     criteria.
-------------------- -------------------------------------------- ------------------------------------------------
Rebalancing and      The Index is rebalanced and reconstituted    The Index is rebalanced and reconstituted as of
Reconstitution       on a semi-annual basis and additions to or   the last business day of each calendar quarter.
                     subtractions from the Index occur following  Changes are effective on the 6th business day this review.  The Fund will make changes to  of the following month.
                     its portfolio shortly after changes to the
                     Index are released to the public.            In addition, acquired companies are deleted at
                                                                  the close on the day the applicable merger
                                                                  closes for both cash and stock deals.  An
                                                                  acquired company's weight in the Index is
                                                                  reallocated pro rata among the remaining Index
                                                                  constituents.  Spin-offs are not included in
                                                                  the Index.  The value of the spin-off is
                                                                  reallocated to the parent company.
-------------------- -------------------------------------------- ------------------------------------------------
Top Five Sector      As of September 15, 2014:                    As of September 15, 2014:
Allocations
                     Consumer Discretionary (20.40%)              Consumer Discretionary (15.79%)
                     Information Technology (20.25%)              Financials (15.57%)
                     Energy (16.24%)                              Energy (14.54%)
                     Financials (15.39%)                          Information Technology (13.18%)
                     Industrials (7.80%)                          Industrials (12.25%)
-------------------- -------------------------------------------- ------------------------------------------------


                                      -10-


-------------------- -------------------------------------------- ------------------------------------------------
                     CURRENT INDEX                                PROPOSED INDEX
-------------------- -------------------------------------------- ------------------------------------------------
Market                As of September 15, 2014:                    As of September 15, 2014:
Capitalization
Allocations           51.99 % Large Cap                            51.11% Large Cap
(Based on Index       29.89% Mid Cap                               29.70% Mid Cap
Methodology)          18.11% Small Cap                             19.19% Small Cap
-------------------- -------------------------------------------- ------------------------------------------------
Number of Component  As of September 15, 2014: 150 component      As of September 15, 2014: 1189 component
Securities           securities                                   securities
-------------------- -------------------------------------------- ------------------------------------------------

Additional Information Regarding the Impact of the Proposal on the Fund's Expenses and Standard Transaction Fees

                               OPERATING EXPENSES

      As indicated above, if the Proposal is approved and the Proposed Index is implemented, certain related changes to the Fund's license fee, listing fee, and index calculation fee -- all of which comprise a portion of the Fund's operating expenses -- will occur. Initially, it is anticipated that the listing fee would decrease, the license fee would increase and the index calculation fee would be eliminated, resulting in an overall decrease in total operating expenses before fee waivers and expense reimbursements. The Fund's management fee rate would remain the same.

      The tables and examples below are intended to illustrate the expected impact of the Proposal on the Fund's fees and expenses.

A.    CURRENT AND PRO FORMA FEES

      The table below compares the Fund's operating expenses for the fiscal year ended December 31, 2013 to the Fund's hypothetical operating expenses for the same period if the Proposed Index had been in place for the entire fiscal year. The hypothetical "pro forma" fees assume the implementation of the new license fee and listing fee, and the elimination of the index calculation fee, as described under this Proposal. As indicated below, the Fund's total annual fund operating expenses (before fee waivers and expense reimbursements) would, in the aggregate, decrease (but would still be higher than the Current Expense Cap (as defined below)).

                                                             CURRENT   PRO FORMA
Management Fees                                              0.50%     0.50%
Distribution and Service (12b-1) Fees(1)                     0.00%     0.00%
Other Expenses                                               1.51%     1.09%
                                                             -----     -----
TOTAL ANNUAL FUND OPERATING EXPENSES                         2.01%     1.59%
Fee Waiver and Expense Reimbursement(2)                      1.31%     0.89%
                                                             -----     -----
TOTAL NET ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER    0.70%     0.70%
AND EXPENSE REIMBURSEMENT

(1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2015.

(2) The Advisor has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of its average daily net assets per year at least until April 30, 2015 (the "Current Expense Cap"). Expenses borne or fees waived by the Advisor are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Advisor only after April 30, 2015 upon 60 days' written notice.

EXAMPLES

These examples assume that on January 1, 2014, you invested $10,000 in the Fund for the time periods indicated and that your investment has a 5% return each year. The tables first show an expense example for the Fund assuming that the Fund's total operating expenses remain at current levels. The table then shows the effect on expenses if the Proposed Index is approved and implemented and assumes that the pro forma operating expenses remain the same. Additionally, the tables assume that the Advisor's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year will be terminated following April 30, 2015. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------ ---------------------- --------------------- ---------------------- ---------------------
                         1 Year                 3 Years               5 Years                10 Years
------------------------ ---------------------- --------------------- ---------------------- ---------------------
CURRENT                  $72                    $503                  $1,017                 $2,430
------------------------ ---------------------- --------------------- ---------------------- ---------------------
PRO FORMA                $72                    $429                  $852                   $2,032
------------------------ ---------------------- --------------------- ---------------------- ---------------------



B.    ACTUAL AND PRO FORMA LICENSE FEE, LISTING FEE AND INDEX CALCULATION FEE

The following table sets forth (i) the actual license fee, listing fee, and index calculation fee paid by the Fund during the fiscal year ended December 31, 2013; (ii) the pro forma license fee, listing fee, and index calculation fee the Fund would have paid during such period if the Proposed Index had been in effect; and (iii) the difference between actual and pro forma fees as a percentage of actual fees.

------------------------------ --------------------------- --------------------------- ---------------------------
                               Actual Fees Paid During     Pro Forma Fees During       Difference Between Actual
                               Fiscal Year Ended           Fiscal Year Ended           and Pro Forma Fees
                               December 31, 2013           December 31, 2013           (Increase/Decrease as a %
                                                                                       of Actual Fees)
------------------------------ --------------------------- --------------------------- ---------------------------
License Fee                    $7,003                      $7,953                      13.57%
------------------------------ --------------------------- --------------------------- ---------------------------
Listing Fee                    $5,000                      $23                         (99.54%)
------------------------------ --------------------------- --------------------------- ---------------------------
Index Calculation Fee          $15,000                     $0                          (100%)
------------------------------ --------------------------- --------------------------- ---------------------------

LICENSE FEE EXAMPLES

      The Advisor believes that, over time, the Fund may benefit from having a license fee that will change from a fee that varies based on the Fund's net assets to one that has a small fixed component and a variable component; however, as indicated below, at current asset levels, the Fund would not realize cost savings from the new license fee and, although total annual fund operating expenses would decrease assuming the Proposal is approved, the amount of the license fee would increase. The following table includes examples to illustrate, at various asset levels, the annual license fees and total annual fund operating expenses that the Fund would be expected to pay assuming the Fund's current investment objective is retained, as compared to such amounts that the Fund would be expected to pay if the Proposal is approved. Of course, no assurance can be provided that the Fund will realize any cost savings that are attributable to the change in its license fee.

-------------------------- --------------------- -------------------- ---------------------- ---------------------
Assets                     License Fee Under     License Fee Under    Total Annual Fund      Total Annual Fund
                           Current Index         Proposed Index       Operating Expenses     Operating Expenses
                                                                      Under Current Index*   Under Proposed
                                                                                             Index**
-------------------------- --------------------- -------------------- ---------------------- ---------------------
Approximately $5,211,000   $7,816                $8,021               $94,229                $74,457
(based on average
year-to-date net assets
as of August 15, 2014)
-------------------------- --------------------- -------------------- ---------------------- ---------------------
$25,000,000                $37,500               $10,000              $242,005               $192,115
-------------------------- --------------------- -------------------- ---------------------- ---------------------
$50,000,000                $75,000               $12,500              $431,128               $343,848
-------------------------- --------------------- -------------------- ---------------------- ---------------------
$100,000,000               $150,000              $17,500              $809,370               $647,310
-------------------------- --------------------- -------------------- ---------------------- ---------------------


*Total Annual Fund Operating Expenses would exceed the Current Expense Cap at all asset levels.

**Total Annual Fund Operating Expenses would exceed the Current Expense Cap at all asset levels except $50,000,000 and $100,000,000.

        STANDARD CREATION TRANSACTION FEE AND REDEMPTION TRANSACTION FEE

      As indicated above, if the Fund's investment objective is changed to one that seeks investment results that track the Proposed Index, the Fund's standard creation transaction fee and redemption transaction fee, which are typical for ETFs, will increase. The Fund issues and redeems shares on a continuous basis, only in "creation units" consisting of 50,000 shares, and creation units are issued and redeemed "in kind" for securities in which the Fund invests and/or cash. The Fund's shares can only be purchased and redeemed directly from the Fund by Authorized Participants. In connection with purchases and redemptions of shares of the Fund, Authorized Participants are required to pay a standard creation transaction fee (the "Creation Transaction Fee") to the Custodian, regardless of the number of creation units. Similarly, a standard redemption transaction fee (the "Redemption Transaction Fee") is imposed and paid to the Custodian to offset transfer and other transaction costs that may be incurred by the Fund in connection with redemption transactions.

      Creation Transaction Fees and Redemption Transaction Fees (collectively, "Transaction Fees") are passed along to investors when they buy and sell Fund shares in the secondary market as a component of the "bid-ask spread" -- one of the costs that investors in ETFs incur. The bid-ask spread, which is generally the difference between the "bid price" and the "ask price" of a security, is built into the market price of an ETF's shares. The bid price is generally the highest price that a market maker (for example, an Authorized Participant) is willing to pay to buy a security from an investor. Conversely, the ask price is generally the lowest price that a market maker will accept to sell a security to an investor. Transaction Fees are typically one of the factors that will influence an ETF's bid-ask spread.

      Currently, the Fund's standard Creation Transaction Fee and standard Redemption Transaction Fee are based on the number of different securities in a creation unit and are each $1,000. As indicated above, the Proposed Index is comprised of significantly more securities than the Current Index, which means that, if the Proposed Index is implemented and, as expected, the Fund generally invests in all of such securities (rather than a sample thereof), the Fund would invest in a greater number of stocks, thereby introducing increased complexity to creation and redemption transactions. Accordingly, in light of the additional efforts that are expected to be required to effect more complex creation and redemption transactions, the standard Creation Transaction Fee and the standard Redemption Transaction Fee will each be increased to $1,500. The new Transaction Fees, however, would each be a flat fee and would remain the same regardless of the number of securities in a creation unit. Higher standard Transaction Fees may cause the Fund's investors to incur higher bid-ask spreads, which will be built into the prices at which they buy and sell shares of the Fund on the applicable securities exchange (i.e., NASDAQ).

      Conclusion

      The Advisor has recommended, and the Board has approved, changing the Fund's investment objective to one that seeks investment results that track the Proposed Index. In this regard, as discussed above, the Advisor and the Board have considered, among other things (1) the Fund's performance and trading history, (2) differences and similarities between the Current Index and the Proposed Index, (3) the expected impact of the Proposed Index on the Fund's investments and (4) the expected impact of the Proposed Index on the Fund's fees and expenses.

      If shareholders do not approve this Proposal, then the Current Index will not be replaced with the Proposed Index and the Board will consider all alternatives available to the Fund and will take such action as it deems necessary and in the best interests of the Fund.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED CHANGE TO THE
                          FUND'S INVESTMENT OBJECTIVE.

     PROPOSAL 2: RECLASSIFICATION OF THE FUND'S INVESTMENT OBJECTIVE FROM A
      FUNDAMENTAL INVESTMENT POLICY TO A NON-FUNDAMENTAL INVESTMENT POLICY

      Under applicable law, a fund's investment objective is not required to be "fundamental." As indicated in Proposal 1, the Fund's current investment objective is a fundamental investment policy, which means that changes to the investment objective must be approved by shareholders. In order to enhance the Fund's flexibility, it is proposed that the Fund's investment objective be reclassified as a "non-fundamental" investment policy, which means that the Board would be able to change the Fund's investment objective in the future without shareholder approval. This would permit the Board to change the investment objective if the Board believes it is in the best interests of the Fund. Reclassifying the investment objective as a non-fundamental investment policy would alleviate the time and expense associated with holding a shareholder meeting and soliciting proxies in conjunction with any future change to the Fund's investment objective and would conform the Fund's investment objective to that of most of the other index-based exchange-traded funds in the First Trust fund complex, which have non-fundamental investment objectives. Although shareholders would no longer have input on any decision to change the Fund's investment objective, the Fund would be required to provide shareholders with at least 60 days' prior written notice before effecting any such change. If shareholders approve this Proposal, the Fund also would disclose in its prospectus that its investment objective is non-fundamental and may be changed by the Board without shareholder approval. The Board currently does not intend to change the Fund's investment objective other than as described in Proposal 1.

      If shareholders do not approve this Proposal, the Fund's investment objective will continue to be fundamental and the Board will be required to seek shareholder approval if, in the future, it decides either to change the investment objective or to reclassify the investment objective from a fundamental to a non-fundamental investment policy.

  THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE RECLASSIFICATION OF
      THE FUND'S INVESTMENT OBJECTIVE FROM FUNDAMENTAL TO NON-FUNDAMENTAL.

                               OTHER INFORMATION

GENERAL INFORMATION

      This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Trust, as well as affiliates of such service providers. A proxy solicitation firm, AST Fund Solutions, LLC, has also been engaged to solicit proxies at a cost which is expected to be a total of approximately $5,000. The expense of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and all other costs in connection with the solicitation of proxies to be voted at the Meeting (collectively, "solicitation costs"), will be borne by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to the person(s) for whom they hold shares of the Fund. Since the Fund's total annual operating expenses, taking into account solicitation costs and reimbursements of forwarding expenses, are expected to exceed the Fund's Current Expense Cap, in effect, the Advisor will bear such costs and expenses.

DATE, TIME AND PLACE OF THE MEETING

      The meeting will be held on Monday, December 8, 2014, at 12:00 noon Central Time at the offices of First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

USE AND REVOCATION OF PROXIES

      For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted at the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR each Proposal, and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her or its shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the Trust at the above address. A list of shareholders entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours prior to the Meeting. Shareholders will need to show valid identification and proof of share ownership to be admitted to the Meeting or to inspect the list of shareholders.

VOTING RIGHTS AND REQUIRED VOTES

      Each shareholder will be entitled to one vote for each share owned by the shareholder, and each fractional share will be entitled to a proportionate fractional vote.

      A quorum of shareholders is necessary to hold a meeting of shareholders. Under the Trust's By-Laws, the holders of shares representing thirty-three and a third percent (33-1/3%) of the voting power of the outstanding shares entitled to vote present in person or by proxy will generally constitute a quorum at any meeting of shareholders; however, where a vote is to be taken by an individual fund (as in case of each Proposal), then shares representing thirty-three and a third percent (33-1/3%) of the voting power of the aggregate number of shares of that fund will be necessary to constitute a quorum for the transaction of business by that fund. For the purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power), shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the person presiding thereat, be adjourned without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, if a quorum is not present with respect to such matter. Any meeting of shareholders may, by motion of the person presiding thereat, be adjourned with respect to one or matters to be considered at such meeting, even if a quorum is present with respect to such matters, to a designated time and place, when such adjournment is approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the matter or matters adjourned, and voting on the adjournment, without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

      Broker-dealer firms holding shares in "street name" for the benefit of their customers and clients may request voting instructions from such customers and clients. Because broker-dealers may be subject to rules which will not permit them to vote your shares without instructions, you are encouraged to contact your broker-dealer and record your voting instructions.

      To become effective, each Proposal must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" of the Fund for this purpose, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), means the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. For purposes of determining the approval of a Proposal, abstentions and broker non-votes will have the effect of a vote against the Proposal.

SHARES OUTSTANDING

      Only holders of record of shares at the close of business on September 29, 2014 (the "Record Date") are entitled to vote on the Proposals at the Meeting. As of the close of business on the Record Date, there were 200,002 shares outstanding of the Fund.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of the Record Date, no person is known by the Trust to have beneficially owned, more than 5% of the shares outstanding of the Fund except as set forth in the chart below. A shareholder owning beneficially more than 25% of the Fund's voting securities may be deemed to "control" (as defined in the 1940
Act) the Fund. The vote of any such person could have a more significant effect on matters presented at a shareholder's meeting than votes of other shareholders. Information as to beneficial ownership is based on securities position listing reports as of the Record Date. The Trust does not have any knowledge of who the ultimate beneficiaries are of the Fund's shares outstanding.

                                                                 PERCENTAGE OF
     NAME AND ADDRESS OF             SHARES BENEFICIALLY      SHARES OUTSTANDING
      BENEFICIAL OWNER                      OWNED                   OWNED

Charles Schwab & Co., Inc.                 13,461                   6.73%
2423 E. Lincoln Drive
Phoenix, AZ 85016

First Clearing, LLC                        15,773                   7.89%
2801 Market Street
St. Louis, MO 63103

Merrill Lynch, Pierce,                     27,806                   13.90%
Fenner & Smith Inc.
4804 Deer Lake Drive E.
Jacksonville, FL 32246

Morgan Stanley Smith Barney LLC            29,593                   14.80%
1300 Thames Street
Baltimore, MD 21231

National Financial Services, LLC           25,037                   12.52%
499 Washington Blvd.
Jersey City, NJ 07310

TD Ameritrade Clearing, Inc.               16,875                   8.44%
1005 N. Ameritrade Place
Bellevue, NE 68005

SHARE OWNERSHIP OF TRUSTEES AND OFFICERS

      The number of shares of the Fund beneficially owned as of December 31, 2013 by (a) the Trustees (including the Trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust (such Trustees, the "Independent Trustees") and the Trustee who is not an Independent Trustee (such Trustee, the "Interested Trustee") and (b) the Trustees and officers of the Trust as a group, is set forth below.

----------------------------------- --------------------------------------------
NAME                                               NUMBER OF SHARES
----------------------------------- --------------------------------------------
INTERESTED TRUSTEE
----------------------------------- --------------------------------------------
James A. Bowen                                             0
----------------------------------- --------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------- --------------------------------------------
Richard E. Erickson                                        0
----------------------------------- --------------------------------------------
Thomas R. Kadlec                                           0
----------------------------------- --------------------------------------------
Robert F. Keith                                            0
----------------------------------- --------------------------------------------
Niel B. Nielson                                           200
----------------------------------- --------------------------------------------
TRUSTEES AND OFFICERS AS A GROUP                          200
----------------------------------- --------------------------------------------

      As of December 31, 2013, (a) the Trustees and (b) the Trustees and officers of the Trust as a group, beneficially owned less than 1% of the total shares outstanding of the Fund. The information as to beneficial ownership is based on statements furnished by each Trustee and officer.

SERVICE PROVIDERS

      First Trust Advisors L.P., the Fund's investment adviser, and First Trust Portfolios L.P., the principal underwriter of the Fund's shares, are each located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Bank of New York Mellon Corporation, the Fund's administrator, custodian and fund accounting and transfer agent, is located at 101 Barclay St., New York, New York 10286.

DELIVERY OF CERTAIN DOCUMENTS

      Annual reports will be sent to shareholders of record of the Fund. The Trust will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Trust at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 621-1675.

      Please note that only one annual or semi-annual report, proxy statement or Notice of Availability of Proxy Materials, as applicable, may be delivered to two or more shareholders of the Fund who share an address, unless the Trust has received instructions to the contrary. To request a separate copy of an annual or semi-annual report, proxy statement or Notice of Availability of Proxy Materials, as applicable, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Trust at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

SUBMISSION OF SHAREHOLDER PROPOSALS

      The Trust is organized as a business trust under the laws of The Commonwealth of Massachusetts. The Trust is not required to hold, and does not hold, annual meetings. However, special meetings of shareholders of the Fund may be called as required by the 1940 Act, or as required or permitted by the Trust's Declaration of Trust and By-Laws.

      Because the Fund does not hold annual shareholders' meetings, the anticipated date of the next shareholders' meeting (if any) cannot be provided. Shareholders who wish to present a proposal for inclusion in a future proxy statement for a subsequent shareholders' meeting should send written proposals to the Trust's Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Proposals must be received by a reasonable time before the Fund begins to print and send its proxy materials for the meeting. The timely submission of a proposal does not guarantee inclusion.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. IN ORDER TO AVOID DELAY AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, AST FUND SOLUTIONS, LLC, AT (877) 536-1555 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

FORM OF PROXY CARD
------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                                   EASY VOTING OPTIONS:

                                                   VOTE ON THE INTERNET
                                                        Log on to:
                                                  [                     ]
                                                    Or scan the QR code
                                             Follow the on-screen instructions
                                                    available 24 hours

                                                       VOTE BY PHONE
                                                    call [              ]
                                             follow the recorded instructions
                                                    available 24 hours

                                                       VOTE BY MAIL
                                              Vote, sign and date this Proxy
                                                  Card and return in the
                                                   postage-paid envelope

                                                      VOTE IN PERSON
                                                Attend Shareholder Meeting
                                             120 East Liberty Drive, Suite 400
                                                  Wheaton, Illinois 60187
                                                    on December 8, 2014






                  Please detach at perforation before mailing.


PROXY                                                                      PROXY
                        FIRST TRUST EXCHANGE-TRADED FUND
                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 8, 2014
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the First Trust Value Line(R) Equity Allocation Index Fund (the "Fund"), a series of First Trust Exchange-Traded Fund, a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley, Kristi A. Maher, James M. Dykas and Erin E. Klassman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 12:00 noon Central time on the date indicated above, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement dated October 17, 2014, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournments or postponements of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL SET FORTH.

                                          VOTE VIA THE INTERNET:
                                            [                ]

                                          VOTE VIA THE TELEPHONE:
                                            [                ]

                           -----------------------      -------------------

                           -----------------------      -------------------
                           Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person. Please sign, date and return.

                           ____________________________________________________
                           Signature

                           ____________________________________________________
                           Signature (if held jointly)

                           ____________________________________________________
                           Date

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT



     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
        SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 8, 2014
     THE PROXY STATEMENT AND PROXY CARD FOR THIS MEETING ARE AVAILABLE AT:
                       [                                ]



                  IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
                      YOU NEED NOT RETURN THIS PROXY CARD



                  Please detach at perforation before mailing.




THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.

TO VOTE, FOR EACH PROPOSAL, MARK ONE BLOCK BELOW IN BLUE OR BLACK INK.
Example: [X]


THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSALS.

PROPOSALS:

1.  To approve changing the Fund's                    FOR    AGAINST    ABSTAIN
    investment objective from one that                [ ]      [ ]        [ ]
    "seeks investment results that
    correspond generally to the price
    and yield (before the Fund's fees
    and expenses) of an equity index
    called the Value Line(R) Equity
    Allocation Index" to one that "seeks
    investment results that correspond
    generally to the price and yield
    (before the Fund's fees and
    expenses) of an equity index called
    the NASDAQ AlphaDEX(R) Total US
    Market Index."

2.  To approve the reclassification of                FOR    AGAINST    ABSTAIN
    the Fund's investment objective from              [ ]      [ ]        [ ]
    a "fundamental" investment policy to
    a "non-fundamental" investment
    policy.




MEETING ATTENDANCE -
Mark the box to the right if you plan to attend the Special Meeting. [ ]

CHANGE OF ADDRESS - Please print           COMMENTS - Please print your
new address below.                         comments below.

------------------------------------       ------------------------------------

------------------------------------       ------------------------------------


        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE
                               ENCLOSED ENVELOPE.